Scudder
Growth and
Income Fund

Annual Report
December 31, 1997

Pure No-Load(TM) Funds


A fund with a disciplined approach to common stock investing offering opportunities for long-term growth of capital, current income, and growth of income.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                         Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Date of Inception: 1929      Total Net Assets as of        Ticker Symbol:  SCDGX
                            12/31/97: $6.83 billion
--------------------------------------------------------------------------------

o For the 12-month period ended December 31, 1997, Scudder Growth and Income Fund returned 30.31%, reflecting another strong year for the U.S. stock market.

o The Fund's ability to nearly keep pace with the market over the period is impressive given its defensive characteristics.

o A continuing emphasis on stocks with above-average dividend yields helped the Fund weather increased market volatility during the second half of 1997.

o The Fund maintained its overall 4 star risk-adjusted rating from Morningstar among 2,332 domestic equity funds as of December 31, 1997.^1


                                Table of Contents

  3  Letter from the Fund's President     24  Notes to Financial Statements
  4  Performance Update                   28  Report of Independent Accountants
  5  Portfolio Summary                    29  Tax Information
  6  Portfolio Management Discussion      30  Shareholder Meeting Results
 11  Glossary of Investment Terms         32  Officers and Trustees
 12  Investment Portfolio                 33  Investment Products and Services
 20  Financial Statements                 34  Scudder Solutions
 23  Financial Highlights


^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the domestic equity category, the Fund received a 4 star rating for the three-year period, a 4 star rating for the five-year period, and a 4 star rating for the ten-year period. Past performance is no guarantee of future results.


                       2 - Scudder Growth and Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     This report marks Scudder Growth and Income Fund's 69th year of operations, and one of its most impressive. This 12-month period is the third consecutive year that the Fund has returned more than 20%. However, the favorable investment environment appears to have changed during the second half of 1997, with the currency crisis in Asia and the prospect of slowing profit growth in the United States. While we think the investment environment continues to remain healthy, a return to performance that is closer to the 10% average long-term return for stocks is more realistic going forward. We think you should keep this in mind as you read the detailed discussion of the Fund's activities which begins on page 6.

     As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and should broaden our resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund, one of Scudder's Choice Series funds. The Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Growth and Income Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Growth and Income Fund


                       3 - Scudder Growth and Income Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/97 $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $13,031      30.31%   30.31%
5 Year    $24,768     147.68%   19.89%
10 Year   $48,077     380.77%   17.00%

--------------------------------------
S&P 500 INDEX
--------------------------------------
1 Year    $13,338     33.38%   33.38%
5 Year    $25,160    151.60%   20.25%
10 Year   $52,566    425.66%   18.04%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER GROWTH AND INCOME FUND
Year            Amount
----------------------
'87            $10,000
'88            $11,201
'89            $14,153
'90            $13,824
'91            $17,716
'92            $19,411
'93            $22,438
'94            $23,021
'95            $30,197
'96            $36,895
'97            $48,077

S&P 500 INDEX
Year            Amount
----------------------
'87            $10,000
'88            $11,659
'89            $15,352
'90            $14,876
'91            $19,407
'92            $20,893
'93            $22,996
'94            $23,299
'95            $32,054
'96            $39,412
'97            $52,566

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $13.18   $ 14.14  $12.77  $15.76  $16.20  $17.24  $16.26  $20.23  $23.23  $27.33
INCOME DIVIDENDS..   $  .59   $   .69  $  .67  $  .55  $  .53  $  .45  $  .51  $  .56  $  .57  $  .58
CAPITAL GAINS
DISTRIBUTIONS.....   $    -   $  1.77  $  .34  $    -  $  .50  $ 1.01  $  .91  $  .48  $  .87  $ 2.20
FUND TOTAL
RETURN (%)........    12.01     26.36   -2.33   28.16    9.57   15.59    2.60   31.18   22.18   30.31
INDEX TOTAL
RETURN (%)........    16.56     31.63   -3.11   30.40    7.61   10.06    1.32   37.58   22.96   33.38

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - Scudder Growth and Income Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                      92%
Convertible Bonds                   4%
Convertible Stocks                  3%
Cash Equivalents                    1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's approach to selecting
stocks with above-average
dividend yields provided
downside protection as volatility
increased during the second half
of the year.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 3% of Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 22%
Manufacturing                             17%
Consumer Staples                          11%
Utilities                                  9%
Communications                             9%
Durables                                   8%
Energy                                     7%
Health                                     6%
Consumer Discretionary                     5%
Other                                      6%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Healthcare, energy, utilities, and
manufacturing sector holdings
outperformed the market over the
year.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(20% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  XEROX CORP.
    Leading manufacturer of copiers and duplicators

2.  Bell Atlantic Corp.
    Telecommunications services

3.  H. J. HEINZ CO.
    Major manufacturer of processed foods

4.  UNILEVER NV
    Diversified conglomerate

5.  TRW INC.
    Defense electronics, automotive parts and systems

6.  Ford Motor Co.
    Leading automobile manufacturer

7.  GTE CORP.
    Nationwide telecommunications company

8.  IMPERIAL CHEMICAL INDUSTRIES PLC
    Leading international chemical producer

9.  PHILIP MORRIS COMPANIES INC.
    Tobacco, food products and brewing

10. Chase Manhattan Corp.
    Commercial banking


Xerox a strong performer in
the first half--declined on
worries over the potential of
the currency crisis in
Southeast Asia.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                       5 - Scudder Growth and Income Fund

                         Portfolio Management Discussion

An Interview with Robert T. Hoffman
Lead Portfolio Manager,
Scudder Growth and Income Fund

Q: How would you sum up the year?

A: Given the shifting mood of the market in 1997, it's difficult. The first half of the year was essentially a continuation of 1996 -- investors enjoyed the bull market, but kept looking over their shoulders for signs of inflation. In March, when the Federal Reserve (Fed) increased a key short-term interest rate, fears of higher rates persisted given the Fed's history of taking multiple actions.

Q: What about the second half?

A: Several things changed in the second half. Inflation concerns were replaced by concerns about a global slowdown in growth, driven by the economic collapse and liquidity crunch in Asia, which threw local markets into a tailspin. By October, no one seemed to have any conviction about the extent of the effect, if any, the Asian contagion would have on markets closer to home. U.S. investors overreacted to the news, resulting in almost daily market gyrations in both directions.

Q: This sounds a bit grim.

A: I wouldn't say grim, but the "best of all worlds" environment has definitely changed. Despite significant selloffs in August, October, and December, the S&P still ended the year with a 30%-plus gain for the year. At the same time, certain market sectors remained depressed, as investors rotated into more defensive issues, and as shareholders pondered the long-term implications of the Asian crisis. Questions centered on whether this was a temporary phenomenon, or the beginning of a much longer, protracted period of global deflation. Also, many wondered if the S&P price-to-earnings multiple of 22 could be sustained in a slower growth environment.

Q: How did the Fund perform for the 12-month period ended December 31, 1997?

A: The Fund performed very well, in my opinion, returning 30.31% for the 12 months. This return represents an increase in the Fund's net asset value from $23.23 at the end of 1996 to $27.33 on December 31, 1997, and includes income distributions of $0.58 per share and a capital gain distribution of $2.20 per share. This ranks the Fund among the top 26% (160th) of 611 growth and income funds, as tracked by Lipper Analytical Services. Relative to the market, the Fund's performance was roughly in keeping with the 33.38% return of the S&P 500 Index, a significant achievement, I think, considering the Fund's tendency to only outperform in weak markets.

Q: Why invest in the Fund if it is only matching the performance of the markets?

A: You raise an important point. As you may know, performance numbers do not tell the whole story about the Fund or investing in general, for that matter. If all you are seeking is to match the returns of the stock market, then an index fund may be what you need. However, Scudder Growth and Income Fund is not designed to just mirror the market. We pursue a disciplined, relative yield strategy that seeks to provide attractive returns in relation to the U.S. stock market, that has resulted in lower risk than the market overall. We believe that

                       6 - Scudder Growth and Income Fund
this strategy is appropriate for many investors, especially those who are seeking lower volatility and consistent returns over the long term. The environment has been ideal for stock investors over the last seven years; however, when we enter a more difficult environment, we believe many investors will be looking for funds that hold up better than the market indexes.

Q: How did the Fund's top holdings perform?

A: The majority of our largest holdings significantly outperformed the S&P during the year. Near the close of the period, three of our top performers gave back some of their gains, most notably Philips Electronics and Xerox. Although we had been taking profits in both names to reduce our exposure, we were not aggressive enough to dampen the negative impact these holdings had on the Fund's returns. We would stress, however, that despite the recent weakness, both stocks, as well as the majority of our top holdings, still dramatically outperformed the market for the 12-month period.

Q: How did the Fund's "relative yield" discipline hold up in this environment?

A: Excluding the impact of the two stocks listed above, the strategy benefited the portfolio. A lack of technology holdings (due to their characteristically low dividend yields) cushioned the Fund from many of the profit warnings out of Silicon Valley that stemmed from the crisis in Asia. Our strategy of increasing the electric utility weighting, in response to a 10-year peak in the industry's relative yield, proved timely as these companies, with largely domestically generated earnings, were immune from the multiple contractions from slower overseas growth forecasts. We continue to believe that if 1998 proves a difficult year for profits, our strategy of investing in companies with low expectations, evidenced by high relative yields, should help to provide a degree of protection from further downdrafts.

Q: Expanding profit growth contributed to the prolonged rise in U.S. stock prices. How long can it continue?

A: The key to long-term sustainable growth eventually rests on top line revenue growth. Internal restructuring efforts, asset swaps, and financial engineering are only short-term measures for boosting profits. If one believes that slower growth overseas will not only dampen demand for U.S. goods, but that it will also bring continued pricing pressure (as the U.S. is flooded with cheap imports in the wake of Asian currency devaluations), we may not have seen the last of the bumps in the road.

Q: What areas contributed the most to Fund performance over the year?

A: Despite the sector's weak performance in 1997, the Fund's health care selections performed very well, due primarily to our weighting in drug stocks. As prices rose, we reduced our weighting by eliminating Warner Lambert and trimming our position in Schering-Plough. The Fund benefited from the fact that all but one of our health care holdings significantly outperformed the S&P for the year. I should point out, however, that many U.S. drug companies have


                       7 - Scudder Growth and Income Fund

 -------------------------------------------------------
 Higher Yields ...
 ...and Attractive Valuations
 -------------------------------------------------------
                                    Fund       S&P 500

 Yield                              2.1%       1.6%^1

 The Fund's dividend yield
 exceeded the market as measured
 by the S&P 500.
 -------------------------------------------------------

 Price-to-Earnings per share        17.6x      21.8x
 (current calendar year as of 12/31/97)

 The Fund's below-average valuation
 provided downside protection as
 volatility increased during the period.
 -------------------------------------------------------
^1 The S&P 500 yield does not reflect the effect of fund expenses and transaction costs which would otherwise lower its yield.


reached full valuation, as market hype over new product-driven growth has worked its way into a number of stocks. As enthusiasm increases, so does the risk of disappointment.

Q: Energy stocks were another solid contributor to portfolio performance. What worked well?

A: Our foreign energy holdings -- Elf Aquitaine, Total, and YPF -- outperformed the market for the full year, while one of our newer holdings, Williams Companies, with a 22.4% return in the fourth quarter, provided a haven in a nervous market. As Williams Companies' domestic earnings base cushioned the portfolio from negative news overseas, investors began to take notice of its growing communications subsidiary, sporting growth rates twice that of the core business.

Q: Last year at this time you mentioned building up the Fund's underweighting in electric utilities. How has this strategy been working?

A: Electric utilities were a modest drag on portfolio performance for most of the year, but our increasingly overweight position in this area proved particularly rewarding, especially toward the end of the year. Not only did this weighting (at 8% of assets at year-end) provide defensive benefits during the market corrections, but our individual stock selection had a meaningfully positive impact for the year. The resolution of regulatory uncertainty in California and Illinois boosted the share prices of Pacific Gas & Electric and Unicom. Despite the recent outperformance of the utility sector, we would point out that overall valuations remain well below normal. Thus, we have continued to add to this group in aggregate.

Q: How did the manufacturing sector perform?

A: This sector held back performance, due primarily to price weakness in two of the largest holdings, Philips Electronics and Xerox, as mentioned earlier. These stocks did, however, outperform for the 12 months with returns of 53% and 43%, respectively. We had been trimming both positions in the second half of the year as both a risk control measure (specifically to reduce a large portfolio weighting that had become even larger through outperformance) and based in part on relatively full valuations. Ultimately, we believe that both stocks offer


                       8 - Scudder Growth and Income Fund
attractive upside opportunity through new product rollouts, in the case of Xerox, and asset restructuring, in the case of Philips.

Q: The Fund's holdings of financial stocks held back performance somewhat, despite the strong performance of this sector. Why?

A: Our REIT (real estate investment trust) holdings lagged other companies in the financial sector, specifically U.S. banks, which provided very strong returns. However, securities such as REITs were not hit as hard by concerns over the Asian crisis because of their earnings leverage to the U.S. market. We believe that the Fund's REIT holdings will continue to provide both downside protection from further market volatility and upside potential through consolidation and acquisition-driven growth.

Q: How did you manage the portfolio in the increasingly volatile market?

A: Our investment discipline has been an important tool in controlling exposure to price volatility. It has helped to steer us toward undervalued stocks that have defensive characteristics in volatile and declining markets. Our model's "buy" signals in the electric utility and REIT sectors are evidence of this. In a more general sense, however, we continue to ask ourselves what each stock price is reflecting, both from a "big picture" perspective and on an individual, company-by-company basis.


                       9 - Scudder Growth and Income Fund

Q: Are we entering a period of slower global growth?

A: Our short answer is, yes. Is this expectation adequately reflected in the U.S. equity market? Probably not. While slower global growth may have immediate implications for corporate profitability and stock prices, we take the long view when it comes to investing the portfolio. As a result, we continue to remain focused on those stocks which we believe already reflect a difficult operating environment, since they are less likely to disappoint further. We think our relative yield approach, supported by the fundamental research of our analysts, will ultimately benefit the Fund in a variety of market environments by providing downside protection and the potential for upside surprises.



                               Scudder Growth and
                                  Income Fund:
                          A Team Approach to Investing

  Scudder Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Rob joined SKI in 1990 and has 13 years of investment industry experience. Kathleen T. Millard, Portfolio Manager, has focused on strategy and stock selection since she joined the firm and the team in 1991. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Ben joined SKI in 1983 as a portfolio manager and the Fund in 1986. Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Lori has worked in the investment industry since 1983 and at SKI since 1993.


                      10 - Scudder Growth and Income Fund

                          Glossary of Investment Terms


 DIVIDEND YIELD                With stocks, a company's payment of earnings to
                               shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%;
                               if the stock price goes up to $20, the yield would fall to 5%.

 FUNDAMENTAL RESEARCH          Analysis of a company's financial statements to
                               project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

 MARKET CAPITALIZATION         The value of a company's outstanding shares of
                               common stock, determined by multiplying the number of shares outstanding by the share price
                               (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations. "Large-cap" stocks tend to be more liquid and less volatile, while
                               "small-cap" stocks in the aggregate have more potential for earnings growth and are typically more volatile.

OVER/UNDER WEIGHTING           Refers to the allocation of assets -- usually by
                               sector, industry, or country -- within an investment portfolio, relative to a benchmark index or investment universe.

 PRICE-EARNINGS RATIO          A widely used gauge of a stock's valuation that
                               indicates what investors are (P-E or earnings multiple) paying for a company's earning power at the current stock price. Often based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.

VALUE STOCK                    A company whose stock price does not fully
                               reflect its intrinsic value. A stock's relative value is often measured by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and carry higher dividend yields.



(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)


                      11 - Scudder Growth and Income Growth

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 0.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%,
  to be repurchased at $3,082,113 on 1/2/98, collateralized by a $2,287,000 U.S.                                  ------------
  Treasury Bond, 8.75%, 8/15/20 (Cost $3,081,000) .......................................      3,081,000             3,081,000
                                                                                                                  ------------
Short-Term Investments 2.6%
------------------------------------------------------------------------------------------------------------------------------
Dresdner US Finance Inc., 5.74%, 1/5/98 .................................................     40,000,000            39,974,489
FCar Owner Trust I, 5.61%, 1/8/98 .......................................................     50,000,000            49,945,458
JP Morgan, 5.80%, 1/8/98 ................................................................     30,000,000            29,966,167
New Center Asset Trust, 5.89%, 1/16/98 ..................................................     40,000,000            39,901,833
Ford Motor Credit Co., 5.71%, 1/8/98 ....................................................     20,000,000            19,977,794
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $179,765,741)                                                                   179,765,741
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 0.2%
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                     ------------
Omnicom Group Inc, 1/6/13 (Cost $12,539,063) ............................................     12,500,000            13,125,000
                                                                                                                  ------------
Convertible Bonds 3.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.5%
Department & Chain Stores
Federated Department Stores, Inc. Debenture, 5%, 10/1/03 ................................     11,700,000            15,795,000
Home Depot Inc., 3.25%, 10/1/01 .........................................................     16,500,000            22,316,250
                                                                                                                  ------------
                                                                                                                    38,111,250
                                                                                                                  ------------
Health 0.1%
Pharmaceuticals
Sandoz Capital BVI Ltd., Debenture, 2%, 10/6/02 .........................................      5,810,000             8,874,775
                                                                                                                  ------------
Financial 1.2%
Banks 0.9%
Deutsche Bank Financial Inc., Convertible to Daimler Benz AG shares, Zero Coupon, 2/12/17     97,410,000            43,347,450
MBL International Finance Bermuda Trust, 3%, 11/30/02 ...................................     16,140,000            16,753,320
                                                                                                                  ------------
                                                                                                                    60,100,770
                                                                                                                  ------------
Real Estate 0.3%
Security Capital Corp., Debenture, 6.5%, 3/29/16 (b) (c) ................................     16,750,000            20,183,031
                                                                                                                  ------------
Service Industries 0.7%
Miscellaneous Commercial Services 0.4%
Tyco International, Ltd., Liquid Yield Option Note, 7/6/10 ..............................     24,000,000            29,370,000
                                                                                                                  ------------
Miscellaneous Consumer Services 0.3%
CUC International Inc., 3%, 2/15/02 .....................................................     14,000,000            17,482,500
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Growth and Income Growth

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Durables 0.1%
Automobiles
Magna International, Inc., Debenture, 5%, 10/15/02 ......................................      6,700,000             7,989,750
                                                                                                                  ------------
Manufacturing 1.0%
Diversified Manufacturing
Loews Corp., 3.125%, 9/15/07 ............................................................     60,021,000            60,471,158
Thermo Electron Corp., 4.25%, 1/1/03 ....................................................      5,000,000             6,275,000
                                                                                                                  ------------
                                                                                                                    66,746,158
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $206,770,373)                                                                        248,858,234
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 1.4%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.3%
Department & Chain Stores
Kmart 7.75% .............................................................................        386,000            19,927,250
                                                                                                                  ------------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp. 6.75% .....................................................................          7,500               201,563
                                                                                                                  ------------
Real Estate 0.1%
Security Capital Industrial Trust "B", 7% ...............................................        308,300             9,827,063
                                                                                                                  ------------
Manufacturing 0.3%
Containers & Paper 0.0%
International Paper Co. 5.25% ...........................................................         47,000             2,279,500
                                                                                                                  ------------
Industrial Specialty 0.2%
Cooper Industries, Inc. 6% ..............................................................        606,300            11,064,975
                                                                                                                  ------------
Office Equipment/Supplies 0.1%
Ikon Office Solutions, Inc., 5.04% ......................................................         96,100             6,510,775
                                                                                                                  ------------
Metals & Minerals 0.2%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ........................................        500,000            10,843,750
                                                                                                                  ------------
Consumer Staples 0.5%
Food & Beverage
Ralston Purina Group, 7%, 8/1/00 ........................................................        470,000            32,723,750
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $87,352,946)                                                               93,378,626
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Growth and Income Growth

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 92.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 4.3%
Department & Chain Stores
J.C. Penney Co., Inc. ...................................................................      1,287,700            77,664,406
May Department Stores ...................................................................        772,900            40,722,169
Mercantile Stores, Inc. .................................................................      1,012,900            61,660,288
Rite Aid Corp. ..........................................................................        987,600            57,959,775
Sears, Roebuck & Co. ....................................................................      1,205,500            54,548,875
                                                                                                                  ------------
                                                                                                                   292,555,513
                                                                                                                  ------------
Consumer Staples 10.6%
Alcohol & Tobacco 2.3%
Philip Morris Companies, Inc. ...........................................................      2,855,100           129,371,719
RJR Nabisco Holdings Corp. ..............................................................        788,580            29,571,750
                                                                                                                  ------------
                                                                                                                   158,943,469
                                                                                                                  ------------
Consumer Electronic & Photographic Products 1.0%
Whirlpool Corp. .........................................................................      1,244,000            68,420,000
                                                                                                                  ------------
Food & Beverage 4.8%
General Mills, Inc. .....................................................................        559,500            40,074,188
H.J. Heinz Co. ..........................................................................      2,858,750           145,260,234
Unilever NV .............................................................................        400,000            24,658,480
Unilever NV (New York shares) ...........................................................      1,885,200           117,707,175
                                                                                                                  ------------
                                                                                                                   327,700,077
                                                                                                                  ------------
Package Goods/Cosmetics 2.5%
Avon Products, Inc. .....................................................................      1,070,100            65,677,388
Kimberly-Clark Corp. ....................................................................      2,084,000           102,767,250
                                                                                                                  ------------
                                                                                                                   168,444,638
                                                                                                                  ------------
Health 5.5%
Pharmaceuticals
American Home Products Corp. ............................................................        705,800            53,993,700
Baxter International, Inc. ..............................................................      1,088,100            54,881,044
Bristol-Myers Squibb Co. ................................................................      1,023,600            96,858,150
Schering-Plough Corp. ...................................................................      1,002,200            62,261,675
SmithKline Beecham PLC (ADR) ............................................................      1,180,400            60,716,825
Zeneca Group PLC ........................................................................      1,356,100            48,030,458
                                                                                                                  ------------
                                                                                                                   376,741,852
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Growth and Income Growth

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Communications 8.3%
Telephone/Communications
Alltel Corp. ............................................................................      1,825,400            74,955,488
Bell Atlantic Corp. .....................................................................      1,623,348           147,724,668
BellSouth Corp. .........................................................................      1,541,400            86,800,088
Frontier Corp. ..........................................................................      2,033,100            48,921,469
GTE Corp. ...............................................................................      2,504,700           130,870,575
Sprint Corp. ............................................................................      1,154,100            67,659,113
Telecom Corp. of New Zealand ............................................................      1,901,000             9,216,860
                                                                                                                  ------------
                                                                                                                   566,148,261
                                                                                                                  ------------
Financial 20.2%
Banks 10.6%
AmSouth Bancorp .........................................................................        352,500            19,145,156
Banc One Corp. ..........................................................................      1,169,300            63,507,606
BankAmerica Corp. .......................................................................        223,000            16,279,000
Bankers Trust New York Corp. ............................................................        570,200            64,111,863
Chase Manhattan Corp. ...................................................................      1,168,300           127,928,850
CoreStates Financial Corp. ..............................................................      1,239,600            99,245,475
First Chicago NBD Corp. .................................................................        273,600            22,845,600
First Union Corp. .......................................................................      1,274,600            65,323,250
J.P. Morgan & Co., Inc. .................................................................        503,300            56,809,988
KeyCorp .................................................................................        869,800            61,592,713
NationsBank Corp. .......................................................................      1,073,400            65,276,138
US Bancorp ..............................................................................        584,700            65,449,856
                                                                                                                  ------------
                                                                                                                   727,515,495
                                                                                                                  ------------
Insurance 3.7%
EXEL, Ltd. (ADR) ........................................................................        916,000            58,051,500
Lincoln National Corp. ..................................................................        968,200            75,640,625
Mid Ocean, Ltd. .........................................................................        702,800            38,126,900
Safeco Corp. ............................................................................      1,700,300            82,889,625
                                                                                                                  ------------
                                                                                                                   254,708,650
                                                                                                                  ------------
Other Financial Companies 1.0%
Federal National Mortgage Association ...................................................        649,900            37,084,919
Fleet Financial Group, Inc. .............................................................        473,200            35,460,425
                                                                                                                  ------------
                                                                                                                    72,545,344
                                                                                                                  ------------
Real Estate 4.8%
Avalon Properties, Inc. (REIT) ..........................................................        467,100            14,450,906

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Growth and Income Growth

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust (REIT) ............................................................        338,500            10,493,500
Charles E. Smith Residential Realty, Inc. (REIT) ........................................         73,800             2,619,900
General Growth Properties, Inc. (REIT) (d) ..............................................      1,939,800            70,075,275
Health Care Property Investment Inc. (REIT) .............................................        359,300            13,586,031
Mark Centers Trust (REIT) ...............................................................         31,400               282,600
Meditrust Corp. (Paired Stock) (REIT) ...................................................        562,829            20,613,612
Nationwide Health Properties Inc. (REIT) ................................................        804,800            20,522,400
Prentiss Properties Trust (REIT) ........................................................      1,000,000            27,937,500
Post Properties Inc. (REIT) .............................................................         61,900             2,514,688
Security Capital Corp. (b) (c) ..........................................................         15,968            22,201,334
Security Capital Industrial Trust (REIT) ................................................      2,611,645            64,964,669
Security Capital Industrial Trust Warrants (expire 9/18/98)* ............................         82,478               433,010
Security Capital US Realty ..............................................................      2,889,152            41,025,958
Spieker Properties, Inc. (REIT) .........................................................        150,000             6,431,250
Vornado Realty Trust (REIT) .............................................................        177,600             8,336,100
                                                                                                                  ------------
                                                                                                                   326,488,733
                                                                                                                  ------------
Miscellaneous 0.1%
Jardine Strategic Holdings Ltd. .........................................................      2,015,611             5,240,589
                                                                                                                  ------------
Service Industries 0.3%
EDP Services 0.1%
First Data Corp. ........................................................................        209,606             6,130,976
                                                                                                                  ------------
Environmental Services 0.2%
Browning Ferris Industries ..............................................................        378,600            14,008,200
                                                                                                                  ------------
Durables 7.3%
Aerospace 1.5%
Lockheed Martin Corp. ...................................................................        472,328            46,524,308
Rockwell International Corp. ............................................................      1,149,600            60,066,600
                                                                                                                  ------------
                                                                                                                   106,590,908
                                                                                                                  ------------
Automobiles 4.8%
Dana Corp. ..............................................................................      1,867,800            88,720,500
Echlin, Inc. ............................................................................      1,538,800            55,685,325
Ford Motor Co. ..........................................................................      2,748,200           133,802,988
Meritor Automotive, Inc. ................................................................      2,245,900            47,304,269
                                                                                                                  ------------
                                                                                                                   325,513,082
                                                                                                                  ------------
Construction/Agricultural Equipment 1.0%
PACCAR, Inc. ............................................................................      1,288,100            67,625,250
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Growth and Income Growth

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 14.8%
Chemicals 4.5%
Akzo-Nobel NV ...........................................................................        461,645            79,593,180
Dow Chemical Co. ........................................................................        484,700            49,197,050
Eastman Chemical Co. ....................................................................        852,100            50,753,206
Imperial Chemical Industries PLC ........................................................      8,357,000           130,525,798
                                                                                                                  ------------
                                                                                                                   310,069,234
                                                                                                                  ------------
Containers & Paper 0.5%
Boise Cascade Corp. .....................................................................         48,140             1,456,235
Westvaco Corp. ..........................................................................      1,090,300            34,276,306
                                                                                                                  ------------
                                                                                                                    35,732,541
                                                                                                                  ------------
Diversified Manufacturing 3.1%
Olin Corp. ..............................................................................      1,351,200            63,337,500
St. Joe Paper Co. .......................................................................         93,100             8,425,550
TRW Inc. ................................................................................      2,568,000           137,067,000
                                                                                                                  ------------
                                                                                                                   208,830,050
                                                                                                                  ------------
Electrical Products 2.4%
Philips Electronics NV ..................................................................      1,720,300           103,165,399
Philips Electronics NV (New York shares) ................................................        387,700            23,455,850
Thomas & Betts Corp. ....................................................................        830,800            39,255,300
                                                                                                                  ------------
                                                                                                                   165,876,549
                                                                                                                  ------------
Industrial Specialty 0.2%
Corning Inc. ............................................................................        320,300            11,891,138
                                                                                                                  ------------
Machinery/Components/Controls 0.2%
SKF AB "B" (Free) .......................................................................        785,000            16,711,385
                                                                                                                  ------------
Office Equipment/Supplies 2.3%
Xerox Corp. .............................................................................      2,114,400           156,069,150
                                                                                                                  ------------
Specialty Chemicals 1.6%
ARCO Chemical Co. .......................................................................        180,000             8,403,750
BetzDearborn Inc. .......................................................................        613,800            37,480,163
Witco Corp. .............................................................................      1,537,500            62,749,219
                                                                                                                  ------------
                                                                                                                   108,633,132
                                                                                                                  ------------
Technology 0.4%
Electronic Components/Distributors
AMP Inc. ................................................................................        652,100            27,388,200
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Growth and Income Growth

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Energy 6.6%
Oil Companies 5.9%
Lyondell Petrochemical Co. ..............................................................        948,900            25,145,850
Pennzoil Co. ............................................................................        458,600            30,640,213
Royal Dutch Petroleum Co. (New) .........................................................        815,600            44,195,325
Societe Nationale Elf Aquitaine .........................................................        731,000            85,000,000
Texaco Inc. .............................................................................      1,567,800            85,249,125
Total S.A. "B" ..........................................................................        510,323            55,525,177
Total S.A. (ADR) ........................................................................        396,253            21,992,042
YPF S.A. "D" (ADR) ......................................................................      1,580,200            54,023,088
                                                                                                                  ------------
                                                                                                                   401,770,820
                                                                                                                  ------------
Oil/Gas Transmission 0.7%
Williams Cos., Inc. .....................................................................      1,778,800            50,473,450
                                                                                                                  ------------
Metals & Minerals 1.5%
Steel & Metals
Allegheny Teledyne Inc. .................................................................      2,398,315            62,056,389
Freeport McMoRan Copper & Gold, Inc. "A" ................................................        542,590             8,308,409
J & L Specialty Steel, Inc. .............................................................      1,709,700            17,203,856
Phelps Dodge Corp. ......................................................................        268,400            16,707,900
                                                                                                                  ------------
                                                                                                                   104,276,554
                                                                                                                  ------------
Construction 2.9%
Building Materials 0.4%
Martin Marietta Materials, Inc. .........................................................        660,000            24,131,250
Forest Products 2.5%
Georgia Pacific (Timber Group) ..........................................................      1,146,100            26,002,144
Georgia Pacific Corp. ...................................................................      1,207,200            73,337,400
Louisiana-Pacific Corp. .................................................................        417,200             7,926,800
Weyerhaeuser Co. ........................................................................      1,323,400            64,929,313
                                                                                                                  ------------
                                                                                                                   172,195,657
                                                                                                                  ------------
Transportation 1.1%
Railroads
CSX Corp. ...............................................................................      1,162,400            62,769,600
Norfolk Southern Corp. ..................................................................        360,300            11,101,744
                                                                                                                  ------------
                                                                                                                    73,871,344
                                                                                                                  ------------
Utilities 8.3%
Electric Utilities
CINergy Corp. ...........................................................................      2,159,100            82,720,519

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Growth and Income Growth

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp. ........................................................................        227,600            10,028,625
Duke Energy Co. .........................................................................      1,794,436            99,366,894
Entergy Corp. ...........................................................................        828,200            24,794,238
Long Island Lighting Co. ................................................................        982,100            29,585,763
Pacific Gas & Electric Co. ..............................................................      1,773,200            53,971,775
PacifiCorp ..............................................................................      2,147,400            58,650,863
PowerGen PLC ............................................................................      5,012,710            65,202,343
PowerGen PLC (ADR) ......................................................................        500,100            26,567,813
Southern Company ........................................................................        587,200            15,193,800
Unicom Corp. ............................................................................      2,155,100            66,269,325
Wisconsin Energy Corp. ..................................................................      1,206,700            34,692,625
                                                                                                                  ------------
                                                                                                                   567,044,583
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $4,423,136,813)                                                                        6,300,286,074
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,912,645,936) (a)                                                   6,838,494,675
------------------------------------------------------------------------------------------------------------------------------

    * Non income producing.

  (a) The cost for federal income tax purposes was $4,908,855,927. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $1,929,638,748. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,949,785,900 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,147,152.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $42,384,365 (.62% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $33,500,000. These securities may also have certain restrictions as to resale.

  (c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1997 is as follows:

      Security                               Acquisition Date       Cost ($)
      --------                               ----------------       --------
      Security Capital Corp., Debenture,
        6.5%, 3/29/16                             4/18/96          16,750,000
      Security Capital Corp.                      4/18/96          16,750,000

 (d)  Affiliated Issuer (See Notes to Financial Statements)

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Growth and Income Growth

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (identified cost $4,864,004,024) ............     $6,768,419,400
                    Affiliated issuers (identified cost $48,641,912) .................         70,075,275
                 Total investments, at market value                                        ----------------
                    (identified cost $4,912,645,936) .................................      6,838,494,675
                 Receivable for investments sold .....................................          5,297,223
                 Dividends and interest receivable ...................................         19,970,878
                 Receivable for Fund shares sold .....................................         13,019,077
                 Receivable for foreign tax recoverable ..............................          1,176,256
                 Other assets ........................................................             62,132
                                                                                           ----------------
                 Total assets ........................................................      6,878,020,241
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................         30,994,705
                 Payable for Fund shares redeemed ....................................          8,059,245
                 Accrued management fee ..............................................          2,547,917
                 Other payables and accrued expenses .................................          2,834,252
                                                                                           ----------------
                 Total liabilities ...................................................         44,436,119
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $6,833,584,122
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................          5,816,401
                 Net unrealized appreciation (depreciation) on:
                    Investments ......................................................      1,925,848,739
                    Foreign currency related transactions ............................            (27,735)
                 Accumulated net realized gain .......................................         66,347,065
                 Paid-in capital .....................................................      4,835,599,652
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $6,833,584,122
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net asset value, offering and redemption price per share
                    ($6,833,584,122 / 250,081,688 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                    ---------------
                    authorized) ......................................................             $27.33
                                                                                            ---------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Growth and Income Growth

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends--Unaffiliated issuers (net of foreign taxes withheld of
                    $3,182,189) ......................................................      $ 149,288,227
                 Dividends--Affiliated issuers .......................................          2,985,748
                 Interest ............................................................         20,259,034
                                                                                           -----------------
                                                                                              172,533,009
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................         26,072,293
                 Services to shareholders ............................................         13,568,308
                 Custodian and accounting fees .......................................          1,232,691
                 Trustees' fees and expenses .........................................             43,737
                 Reports to shareholders .............................................            799,110
                 Registration fees ...................................................            648,393
                 Auditing ............................................................             56,292
                 Legal ...............................................................             46,728
                 Other ...............................................................            106,112
                                                                                           -----------------
                                                                                               42,573,664
                --------------------------------------------------------------------------------------------
                 Net investment income                                                        129,959,345
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................        492,380,210
                 Foreign currency related transactions ...............................           (432,558)
                                                                                           -----------------
                                                                                              491,947,652
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................        808,740,214
                 Foreign currency related transactions ...............................            (42,092)
                                                                                           -----------------
                                                                                              808,698,122
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                        1,300,645,774
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                      $1,430,605,119
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Growth and Income Growth

                       Statements of Changes in Net Assets

                                                                                                   Years Ended December 31,
Increase (Decrease) in Net Assets                                                                  1997               1996
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................................     $ 129,959,345     $  99,189,004
                 Net realized gain from investment transactions .........................       491,947,652       212,741,586
                 Net unrealized appreciation on investment transactions during
                    the period ..........................................................       808,698,122       415,550,751
                                                                                           ----------------  -----------------
                 Net increase in net assets resulting from operations ...................     1,430,605,119       727,481,341
                                                                                           ----------------  -----------------
                 Distributions to shareholders from:
                 Net investment income ..................................................      (126,973,242)      (95,258,805)
                                                                                           ----------------  -----------------
                 Net realized gains on investment transactions ..........................      (499,553,699)     (149,937,532)
                                                                                           ----------------  -----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................................     2,222,518,008     1,116,527,351
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .......................................       585,826,807       224,992,117

                 Cost of shares redeemed ................................................      (965,320,076)     (698,530,847)
                                                                                           ----------------  -----------------
                 Net increase in net assets from Fund share transactions ................     1,843,024,739       642,988,621
                                                                                           ----------------  -----------------
                 Increase in net assets .................................................     2,647,102,917     1,125,273,625
                 Net assets at beginning of period ......................................     4,186,481,205     3,061,207,580
                 Net assets at end of period (including undistributed net                  ----------------  -----------------
                    investment income of $5,816,401 and $6,401,797, respectively) .......    $6,833,584,122    $4,186,481,205
                                                                                           ----------------  -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............................       180,244,068       151,318,741
                                                                                           ----------------  -----------------
                 Shares sold ............................................................        84,125,982        51,282,565
                 Shares issued to shareholders in reinvestment of distributions .........        22,057,223         9,848,328
                 Shares redeemed ........................................................       (36,345,585)      (32,205,566)
                                                                                           ----------------  -----------------
                 Net increase in Fund shares ............................................        69,837,620        28,925,327
                                                                                           ----------------  -----------------
                 Shares outstanding at end of period ....................................       250,081,688       180,244,068
                                                                                           ----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder Growth and Income Growth

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  Years Ended December 31,
                                      1997(d)   1996(d)    1995     1994    1993(b)    1992       1991     1990     1989     1988
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of        ----------------------------------------------------------------------------------------------
   period ..........................  $23.23    $20.23    $16.26   $17.24   $16.20    $15.76     $12.77   $14.14   $13.18    $12.31
Income from investment               ----------------------------------------------------------------------------------------------
   operations:
Net investment income ..............     .62       .60       .55      .49      .49       .57        .57      .65      .67       .60
Net realized and unrealized gain
   (loss) on investment
   transactions ....................    6.26      3.84      4.46     (.05)    2.01       .90       2.97    (1.01)    2.75       .86
                                     ----------------------------------------------------------------------------------------------
Total from investment operations ...    6.88      4.44      5.01      .44     2.50      1.47       3.54     (.36)    3.42      1.46
Less distributions from:             ----------------------------------------------------------------------------------------------
Net investment income ..............    (.58)     (.57)     (.56)    (.51)    (.45)     (.53)      (.55)    (.67)    (.69)     (.59)
Net realized gains on investment
   transactions ....................   (2.20)     (.87)     (.48)    (.91)   (1.01)     (.50)        --     (.34)   (1.77)       --
                                     ----------------------------------------------------------------------------------------------
Total distributions ................   (2.78)    (1.44)    (1.04)   (1.42)   (1.46)    (1.03)      (.55)   (1.01)   (2.46)     (.59)
                                     ----------------------------------------------------------------------------------------------
Net asset value,                     ----------------------------------------------------------------------------------------------
   end of period ...................  $27.33    $23.23    $20.23   $16.26   $17.24    $16.20     $15.76   $12.77   $14.14    $13.18
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...................   30.31     22.18     31.18     2.60    15.59      9.57      28.16    (2.33)   26.36     12.01
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ....................   6,834     4,186     3,061    1,992    1,624     1,166        723      491      490       402
Ratio of operating expenses to
   average net assets (%) ..........     .76       .78       .80      .86      .86       .94(a)     .97      .95      .87       .92
Ratio of net investment income to
   average net assets (%) ..........    2.31      2.77      3.10     2.98     2.93      3.60       4.03     5.03     4.47      4.63
Portfolio turnover rate (%) ........    22.2      26.6      26.9     42.3     35.5      27.5       44.7     64.7     76.6      47.6
Average commission rate paid (c) ...  $.0605    $.0572        --       --       --        --         --       --       --        --

(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992. If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992; exclusive of these charges the ratio would have been .92%.
(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.
(c) Average commission rate paid per share of common and preferred stocks is calculated for years beginning on or after January 1, 1996.
(d) Based on monthly average shares outstanding during the period.


                      23 - Scudder Growth and Income Growth

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933, as amended, or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at December 31, 1997, amounted to $42,384,365 which represents .62% of net assets.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.


                      24 - Scudder Growth and Income Growth

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $2,411,425,070 and $1,194,595,274, respectively.

                               C. Related Parties

Under the Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc. ("Scudder" or the "Adviser") which was in effect prior to May 1, 1997 (the "Agreement"), the Fund agreed to pay the Adviser an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475%
on the next $500,000,000, 0.45% on the next $1,000,000,000, and 0.425% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

Effective May 1, 1997, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. Under the Management Agreement the Adviser directs the


                      25 - Scudder Growth and Income Growth
investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475%
on the next $500,000,000, 0.45% on the next $1,000,000,000, 0.425% on the next
$1,500,000,000, and 0.405% of such net assets in excess of $4,500,000,000, computed and accrued daily and payable monthly.

Effective December 31, 1997, Scudder and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $26,072,293, which was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $6,262,085, of which $541,140 is unpaid at December 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended December 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $241,803.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $4,655,851, of which $469,097 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $338,966, of which $32,524 is unpaid at December 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $43,737.


                      26 - Scudder Growth and Income Growth

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended December 31, 1997 are as follows:

                                      Purchases    Sales      Dividend        Market
            Affiliate                 Cost ($)    Cost ($)   Income ($)      Value ($)
--------------------------------------------------------------------------------------------
General Growth Properties, Inc       12,116,400     --        2,985,748    70,075,275
                                  ==========================================================


                      27 - SCUDDER GROWTH AND INCOME FUND

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Growth and Income Fund, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Growth and Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 3, 1998


                      28 - Scudder Growth and Income Growth

                                 Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $2.12 per share from net long-term capital gains during its year ended December 31, 1997, of which 65% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $477,651,988 as capital gain dividends for its year ended December 31, 1997, of which 78.6% represents 20% rate gains.

For corporate shareholders, 98.03% of the income dividends paid during the Fund's year ended December 31, 1997 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                      29 - Scudder Growth and Income Growth

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Growth and Income Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

          For            Against            Abstain          Broker Non-Votes*
          ---            -------            -------          -----------------

      114,362,502       4,718,851          3,418,684             5,962,317

2.    To elect Trustees.

                                                      Number of Votes:
                                                      ----------------

                     Trustee                   For                    Withheld
                     -------                   ---                    --------

        Henry P. Becton, Jr.               118,701,742               3,798,295

        Dawn-Marie Driscoll                118,685,587               3,814,450

        Peter B. Freeman                   118,669,156               3,830,881

        George M. Lovejoy, Jr.             118,687,298               3,812,739

        Dr. Wesley W. Marple, Jr.          118,705,297               3,794,740

        Daniel Pierce                      118,709,012               3,791,025

        Kathryn L. Quirk                   118,612,723               3,887,314

        Jean C. Tempel                     118,699,665               3,800,372


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

          For             Against           Abstain        Broker Non-Votes*
          ---             -------           -------        -----------------

      123,316,265        11,355,389        7,682,785            248,061


                      30 - Scudder Growth and Income Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

          For              Against          Abstain        Broker Non-Votes*
          ---              -------          -------        -----------------

      125,439,639         9,537,814        7,625,047               0

5. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------
                                                                                                         Broker
            Fundamental Policies                      For            Against           Abstain         Non-Votes*
            --------------------                      ---            -------           -------         ---------


     5.1   Diversification                        102,323,047       7,289,769         6,924,904        5,962,317

     5.2   Borrowing                              101,558,540       8,011,062         6,968,118        5,962,317

     5.3   Senior securities                      102,071,234       7,503,754         6,962,732        5,962,317

     5.4   Concentration                          102,092,863       7,486,775         6,958,082        5,962,317

     5.5   Underwriting of securities             102,186,604       6,350,308         8,000,808        5,962,317

     5.6   Investment in real estate              100,001,983       6,438,760        10,096,977        5,962,317

     5.7   Purchase of physical                   99,745,061        6,691,104        10,101,555        5,962,317
           commodities

     5.8   Lending                                99,910,539        6,518,743        10,108,438        5,962,317

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

       113,749,148                 2,052,180                  6,698,709

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                      31 - Scudder Growth and Income Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics

Peter B. Freeman
Trustee, Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                      32 - Scudder Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       33 - Scudder Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       34 - Scudder Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       35 - Scudder Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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